Exhibit 10.16

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR  RULE  144A  UNDER  SAID  ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $75,000.00	Issue Date: April 17, 2018

PROMISSORY NOTE

FOR   VALUE   RECEIVED,   X   RAIL   ENTERTAINMENT,   INC.,   a Nevada orporation (hereinafter called the " Borrower"), hereby promises to pay to the order of L2 CAPITAL, LLC, a Kansas limited liability company, or registered assigns (the "Holder") the principal sum of $75,000.00 (the "Principal Amount"), together with interest at the rate of eight percent (8%) per annum, at maturity or upon acceleration or otherwise, as set forth herein (the "Note"). The maturity date shall be six (6) months from the Issue Date (the "Maturity Date"), and is the date upon which the principal sum, as well as any accrued and unpaid interest and other fees, shall be due and payable. This Note is being issued by the Borrower to the Holder as a commitment fee, pursuant to that certain $2,000,000.00 equity purchase agreement of even date (the "EPA"). This Note may not be repaid in whole or in part except as otherwise explicitly set forth herein. Any amount of principal or interest on this Note, which is not paid by the Maturity Date, shall bear interest at the rate of the lesser of (i) twenty four percent (24%) per annum or (ii) the maximum amount allowed by law, from the due date thereof until the same is paid (" Default Interest ").  Interest shall commence accruing on the date that the Note is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into the Borrower's common stock (the "Common Stock") in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term " business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following additional terms shall also apply to this Note:

ARTICLE I.
CONVERSION RIGHTS

1.1 Conversion Right. The Holder shall  have  the  right  at  any time, to convert all or any part of the outstanding and unpaid  principal  amount  and accrued  and unpaid interest of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be  changed  or  reclassified  at  the conversion price (the "Conversion Price" ) determined  as  provided  herein  (a  "Conversion"); provided, however, that in no event shall  the  Holder  be  entitled  to  convert  any  portion  of  this Note in excess of that  portion  of  this Note  upon  conversion  of  which  the  sum  of (I)  the  number of shares of Common Stock beneficially owned  by the  Holder  and  its affiliate s  (other  than  shares of Common Stock which may be deemed beneficially owned through the ownership  of  the unconverted  portion  of  the Notes or the  unexercised  or  unconverted  portion  of  any other security of the Borrower subject to a limitation on conversion or exercise analogous  to  the  limitations contained herein) and  (2)  the  number  of  shares of  Common  Stock  issuable  upon  the  conversion of the portion of this Note with respect to which the determination of this proviso  is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d)  of  the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulations I3D-G thereunder, except as otherwise provided in clause (I) of such proviso. The number of shares of Common Stock to be issued  upon  each  conversion  of  this  Note  shall  be  determined  by dividing the Conversion Amount (as defined  below)  by  the  applicable  Conversion  Price  then  in  effect on the date specified in the notice of conversion,  in  the  form  attached  hereto  as  Exhibit  A  (the "Notice of Conversion "), delivered to the Borrower by the Holder in accordance with Section I.4 below ; provided that the Notice of Conversion is submitted by facsimile  or  e-mail  (or  by  other means resulting in, or reasonably expected to result in, notice) to  the  Borrower  before  6:00  p.m., New  York ,   New   York   time   on   such   conversion   date   (the   "Conversion   Date").   The   term " Convers ion Amount" means, with respect to any conversion of this Note, the  sum  of  (l)  the principal amount of this Note to be converted in such conversion plus (2) at the Holder 's option, accrued and unpaid interest, if any, on such principal amount at  the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder' s option, Default Interest , if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder's option , any amounts owed to the Holder pursuant to Sections 1.3 and I.4(g) hereof.

1.2 Conversion Price.

(a) Calculation of Conversion Price. The Conversion Price shall be the Fixed Conversion Price (as defined herein) (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower' s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (also subject to adjustment as further described herein). The "Fixed Conversion Price" shall mean $0.003. "Trading  Price•· means, for any security as of any date, the lowest traded price on the Over-the- Counter Pink Marketplace, OTCQ B, or applicable trading market (the " OTCQB") as reported by a reliable reporting service (" Reporting Service" ) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners ,  the  lowest intraday price of any market makers for such security that are quoted on the OTC Markets. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes.  "Trading Day" shall mean any day on which the Common Stock is tradable for any period on the OTCQB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. Each time an Event of Default (as defined herein) occurs while this Note is outstanding, an additional discount of five percent (5%) shall be factored into the Conversion Price. All expenses incurred by Holder, for the issuance and clearing of the Common Stock into which this Note is convertible into, shall immediately and automatically be added to the balance of the Note at such time as the expenses are incurred by Holder.

Each time, while this Note is outstanding, the Borrower enters into a Section 3(a)(9) Transaction (as defined herein) (including but not limited to the  issuance of  new promissory notes or of a replacement promissory note), or Section 3(a)(I 0) transaction (as defined herein), in which any 3rd party has the right to  convert  monies  owed  to  that 3rd party (or  receive shares pursuant to a settlement or otherwise) at a discount to  market greater than the Conversion  Price  in effect at that time (prior to all other applicable adjustments in the Note), then the Conversion Price shall be automatically adjusted to such greater discount percentage (prior to all applicable adjustments in this Note) until this Note is no longer outstanding. Each time, while this Note is outstanding, the Borrower enters into a Section 3(a)(9) Transaction (including but not limited to the issuance of new promissory notes or of a replacement promissory note), or Section 3(a)(l 0) Transaction, in which any 3rd party has a look back period greater than the look back period in effect under the Note at that time, then the Holder' s look back period shall automatically be adjusted to such greater number of days until this Note is no longer outstanding. The Borrower shall give written notice to the Holder, with the adjusted Conversion Price and/or adjusted look back period (each adjustment that is applicable due to the triggering event), within one (I) business day of an event that requires any adjustment described in the two immediately preceding sentences. So long as this Note is outstanding, if any security  of  the  Borrower contains any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Borrower shall notify the Holder of such additional or more favorable term and such term, at Holder's option, shall become a part of the transaction documents with the Holder.

If at any time the Conversion Price as determined hereunder for any conversion would be less than the par value of the Common Stock, then at the sole discretion of the Holder , the Conversion Price hereunder may equal such par value for such conversion and the Conversion Amount  for   such   conversion   may   be   increased   to   include   Additional   Principal,   where " Additional Principal" means such additional amount to be added to the Conversion Amount to  the extent necessary to cause the number of conversion shares issuable upon such conversion to equal the same number of conversion shares as would have been issued had the Conversion Price not been adjusted by the Holder to the par value price.

(b) Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower is required at all times to have authorized and reserved three times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time)(the " Reserved Amount"). The Reserved Amount shall be increased from time to time in accordance with the Borrower's obligations hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued , fully paid and non- assessable. In addition , if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of  this  Note,  and  agrees that  its  issuance  of  this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.3 Method of Conversion.

(a) Mechanics of Conversion. Subject to Section t .1, this Note may be converted by the Holder in whole or in part at any time, by submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 1.4(6)  surrendering this Note at the principal office of the Borrower.

(b) Surrender of Note Upon Conve rsion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, prima facie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a  name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(d) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within two (2) business days after such receipt (the " Deadline" ) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof.

(e) Obligation of Borrower to Deliver  Common  Stock. Upon receipt by  the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such convers ion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the po1tion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower' s obligation to issue and deliver the certificates for Common Stock shall  be absolute and unconditional , irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of  any  judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to  the  holder  of  record,  or  any  setoff,  counterclaim,  recoupment , limitation or termination , or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

(f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificate s representing the Common Stock issuable upon convers ion, provided the Borrower is participating in the Depository Trust Company (" OTC")  Fast Automated Securities Transfer (" FAST") program, upon request of the  Holder  and  its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the  Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder' s Prime Broker with OTC through its Deposit Withdrawal Agent Commission (" DWAC") system.

(g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder' s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable  upon conversion of this Note is not delivered by the Deadline (other than a failure due to the circumstances described in Section 1.3 above, which failure shall be governed by such Section) the Borrower shall pay to the Holder $3,000 per day in cash , for each day beyond the Deadline that the Borrower fails to deliver such Common Stock (unless such failure results from war, acts of terrorism, an epidemic, or natural disaster). Such cash amount shall  be paid  to  Holder  by the  fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of  this  Note.  The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 1.4(g) are justified.

(h) If the lowest Trading Price during the twenty (20) Trading Day period ending on the Trading Day immediately preceding the Conversion Date (the "True Price"), with respect to any conversion under this Note, is less than the Fixed Conversion Price, then the Conversion Amount for such conversion may be increased to include True Principal (without a reduction in the amount owed under the Note), where "True Principal" means such additional amount to be added to the Con version Amount to the extent necessary to cause the number of conversion shares issuable upon such conversion to equal the same number of conversion shares as would have been issued had the True Price been  utilized  for such conversion.  The Default Conversion Price shall mean sixty percent multiplied by the lowest one ( I ) Trading Price during the thirty (30) Trading Day period ending, in Holder' s sole discretion on each conversion, on either (i) the last complete trading day prior to the Conversion Date or (ii) the Con version Date.

1.4 Concerning  the  Shares.  The   shares  of  Common   Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold o r transferred may be sold or transferred pursuant  to  an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (" Rule 144") or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor. Except as otherwise provided (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold , each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included  in  an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Borrower so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold  pursuant  to  Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. In the event that the Borrower does not accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Note.

1.5 [Intentionally Omitted].

1.6 Status as Shareholder. Upon submission of a Notice  of Conversion by a Holder, (i)  the  shares  covered  thereby  (other  than  the  shares,  if  any,  which cannot be issued because their issuance would exceed such Holder's  allocated  portion  of  the Reserved Amount or Maximum  Share  Amount)  shall  be  deemed  converted  into  shares  of Common Stock and (ii) the Holder's rights as  a  Holder  of  such  converted  portion  of  this  Note shall cease and te1minate, excepting only the right to receive  certificates  for  such  shares  of  Common Stock and to any remedies provided herein or otherwise available at  law or  in equity  to  such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of  Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless  the  Holder otherwise elects  to retain its status as a holder of Common Stock  by  so  notifying  the  Borrower)  the  Holder  shall regain the rights of a Holder of this  Note  with  respect  to such  unconverted  portions of  this  Note and the Borrower shall, as  soon as  practicable, return such  unconverted  Note to  the  Holder or,  if the Note has not been surrendered, adjust its  records  to  reflect  that such  portion  of  this Note  has not been converted. In all cases, the Holder shall retain all of its  rights and  remedies (including, without limitation, (i) the  right  to  receive  Conversion  Default  Payments  pursuant  to  Section  1.3 to the extent required  thereby  for  such  Conversion  Default  and  any  subsequent  Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 1.3) for the Borrower's failure to convert this Note.

ARTICLE II.
CERTAIN COVENANTS

2.1 Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent (a) pay, declare or set apart for such  payment,  any dividend  or other distribution  (whether  in cash , property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders' rights plan which is approved by a majority of the Borrower' s disinterested directors.

2.2 Restriction on Stock Repurchases. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

2.3 Repayment from Proceeds. While any portion of this Note is outstanding, if the Borrower receives cash proceeds from any source or series of related or unrelated sources, including but not limited to, from payments from customers, the issuance of equity or debt, the conversion of outstanding warrants of the Borrower, the issuance of securities pursuant to an equity line of credit of the Borrower or the sale of assets, the Borrower shall, within one (I) business day of Borrower's receipt of such proceeds, inform the Holder of such receipt, following which the Holder shall have the right in its sole discretion to require the Borrower to immediately apply up to all of such proceeds to repay all or any portion of the outstanding amounts owed under this Note. Failure of the Borrower to comply with this provision shall constitute an Event of Default. In the event that such proceeds are received by the Holder prior to the Maturity Date, the required prepayment shall be subject to the terms of Section 4.9 herein.

ARTICLE III.
EVENTS OF DEFAULT

The occurrence of each of the following events of default shall each be an " Event of Default'' with no right to notice or cue the right to cure except as specifically stated:

3.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at the Maturity Date, upon acceleration, or otherwise.

3.2 Conversion and the Shares. The Borrower fails to reserve a sufficient amount of shares of common stock as required under the terms of this Note (including Section 1.3 of this Note), fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so)  upon exercise by the Holder of the conversion rights of the Holder in accordance with the term s of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) shares  of Common Stock issued to the Holder upon conversion  of or otherwise  pursuant to this Note as  and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or  directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written  announcement,  statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for two (2)  business days after the  Holder shall  have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower's transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within five (5) business days, either in cash or as an addition to the balance of the Note, and such choice of payment method is at the discretion of the Borrower.

3.3 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents and such breach continues for a period of three (3) days after written notice thereof to the Borrower from the Holder or after five (5) days after the Borrower should have been aware of the breach.

3.4 Breach of Representations and  Warranties.  Any representation or warranty of the Borrower made here in or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note.

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $ 100,000, and shall remain unvacated, unhanded or unstayed for a period of ten (10) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.8 Delisting of Common Stock. The Borrower shall fail to maintain the listing or quotation of the Common Stock on the OTCQB or an equivalent replacement exchange, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, or the NYSE American.

3.9 Failure to Comply with the Exchange Act.  The Borrower shall fail to comply with the reporting requirements of the Exchange Act (including but not limited to becoming delinquent in its filings), and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.10 Liquidation.  Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.11 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower' s ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.12 Financial Statement Restatement. The Borrower replaces its auditor , or any restatement of any financial statements filed by the Bo1Tower with the Securities and Exchange Commission ("S EC") for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the Borrower or the rights of the Holder with respect to this Note.

3.13 Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

3.14 Replacement of Transfer Agent. In the event that the Borrower replaces its transfer agent, and the Borrower fails to provide prior to the effective date  of such replacement, a fully executed Irrevocable Transfer Agent Instructions (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower that reserves the greater of (i) the total amount of shares previously held in reserve for the Note with the Borrower's immediately preceding transfer agent and (ii) the Reserved Amount.

3.15 Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the other financial instrument , including but not limited to all convertible promissory notes, currently issued, or hereafter issued , by the Borrower, to the Holder or any 3rd party (the "Other Agreements" ), shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled to apply all rights and remedies of the Holder under the terms of this Note by reason of a default under said Other Agreement or hereunder.

3. I6 Inside Information. Any attempt by the Borrower or its officers, directors, and/or affiliates to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and /or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower's filing of a Form 8-K pursuant to Regulation FD on that same date.

3.17 No Bid. At any time while this Note is outstanding, the lowest Trading Price on the OTCQB or other applicable principal trading market for the Common Stock is equal to or less than $0.0001.

3.18 Prohibition on Debt and Variable Securities. So long as the Note is outstanding, the Borrower shall not, without written consent of the Investor, issue any Variable Security (as defined herein), unless (i) the Borrower is permitted to pay off the Note in cash at the time of the issuance of the respective Variable Security and (ii) the Borrower pays off the Note, pursuant to the terms of the Note, in cash at the time of the issuance of the respective Variable Security. A Variable Security shall mean any security issued  by the Borrower  that (i) has or may have conversion rights of any kind, contingent, condition al or otherwise in which the number of shares that may be issued pursuant to such conversion right varies with the  market price of the common stock; (ii) is or may become convertible  into common  stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion or exercise price that varies with the market price of the common stock, even if such security only becomes convertible or exercisable following an event of default, the passage of time, or another trigger event or condition; or (iii) was issue d or may be issued in the future in exchange for or in connection with any contract, security, or instrument, whether convertible or not where the number of shares of common stock issued or to be issued is based upon or related in any way to the market price of the common stock, including, but not limited to, common stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)( I0) settlement, or any other similar settlement or exchange.

3.19 Failure to Repay Upon Qualified Offering. The Borrower fails to repay the Note, in its entire ty, pursuant to the terms of the Note, with funds received from its next completed offering of $1,000,000.00 or more (consummated on or after the Issue Date).

UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT SPECIFIED IN SECTION 3.2, THE NOTE SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND THE BORROWER SHALL PAY TO THE HOLDER, IN   FULL SAT IS FACTION   OF   ITS OBLIGATIONS HEREUNDER, AN   AMOUNT   EQUAL   TO: (Y) THE   DEFAULT SUM (AS DEFIN E D HEREIN); MULTIPLIED BY (Z) TWO (2). Upon the occurrence of any Event of Default specified in Sections 3.1, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10   3. 11, 3. 12, 3. 13, 3. 14,3. 15, 3. 16 , 3. 17 , 3. 18, and/or 3.19, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligation s hereunder , an amount equal to 140% (plus an additional 5% per each additional Event of Default that occurs hereunder) multiplied by the then outstanding entire balance of the Note (including principal and accrued and unpaid interest)Default Interest, if any, any amounts owed to the Holder pursuant to Sections l.4(g) hereof (collectively, in the aggregate of all of the above, the "Default Amount"), and all other amounts payable hereunder shall immediately become due and  payable, all  without  demand,  presentment or  notice, all of  which  here by are expressly  waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. Each time an Event of Default occurs while this Note is outstanding, an additional discount of five percent (5%) shall be factored into the Conversion Price (as defined in this Note).

If the Borrower fails to pay the Default Amount, then the Holder shall have the right at any time, to require the Borrower, to immediately issue, in lieu of the Default Amount the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations contained in this Note. Additionally, if an Event of Default occurs under the Note, then the Conversion Price shall equal the lesser of the (i) Fixed Conversion Price and (ii) Default Conversion Price.

ARTICLE IV.
MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. All notices, de mands, requests, consents , approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certi fied, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile, or electronic mail addressed as set fo11h below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, upon electronic mail delivery, or delivery by facsimile , with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

X RAIL ENTERTAINMENT, INC.
9480 South Eastern Ave., Suite 205
Las Vegas, NV 89123
e-mail: mbarron@vegasxtrain.com

If to the Holder:

L2 CAPITAL, LLC
8900 State Line Rd., Suite 410
Leawood, KS 66206
e-mail: accounting@ltwocapital.com

4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder.  The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Neither the Borrower nor the Holder shall assign this Note or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Holder may assign its rights hereunder to any "accredited investor" (as defined in Rule 50 I(a) of the 1933 Act) in a private transaction from the Holder or to any of its "affiliates", as that term is defined under the 1934 Act, without the consent of the Borrower. Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that following conversion of a portion of this Note, the unpaid and unconverted principal amount of  this Note represented  by this Note may be less than the amount stated on the face hereof.

4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys ' fees.

4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Kansas without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state and/or federal courts of Johnson County, Kansas. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges  that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity , and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing  or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

4.9 Repayment. Notwithstanding anything to the contrary contained in this Note, the Borrower may repay any amount outstanding under this Note, at any time during the initial 60 calendar day period after the Issue Date, by making a payment to the Holder of an amount in cash equal to 125% multiplied the amount that the Borrower is repaying. Notwithstanding anything to the contrary contained in this Note, the Borrower may repay any amount outstanding under this Note, at any time after the 60th calendar day after the Issue Date, by making a payment to the Holder of an amount in cash equal to 140% multiplied the amount that the Borrower is repaying. In order to repay this Note, the Bo1TOwer shall provide notice to the Holder ten (10) business days prior to such respective repayment date, and the Holder must receive such repayment within twelve (12) business days of the Holder's receipt of the respective repayment notice, but not sooner than ten (I 0) business days from the date of notice (the "Repayment Period"). The Holder may convert the Note in whole or in part at any time during the Repayment Period, subject to the terms and conditions of this Note.

4.10 Section 3(a)(I 0) Transactions. If at  any time while  this Note is outstanding, the Borrower enters into a transaction structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(I0) of the  Securities Act (a "3(a)(I 0) Transaction" ), then a liquidated damages charge of I 00% of the outstanding principal balance of this Note at that time, will be assessed and will become immediately due and  payable to the  Holder, either in the form of cash payment, an addition to the balance of the Note, or a combination of both forms of payment, as determined by the Holder.

4.11 Restriction on Section 3(a)(9) Transactions. So long as this Note is outstanding, the Borrower shall not enter into any 3(a)(9) Transaction with any party other than the Holder, without prior written consent of the Holder. In the event that the Borrower does enter into, or makes any issuance of Common Stock related to a 3(a)(9) Transact ion while this Note is outstanding, a liquidated damages charge of 25% of  the  outstanding  principal balance of this Note, but not less than $ 15 ,000 , will be assessed and will become immediately due and payable to the Holder at its elect ion in the form of cash payment or addition to the balance of this Note.

4.12 Reverse Split Penalty. If at any time while this Note is outstanding, the Borrower effectuates a reverse split with respect to the Common Stock, then a liquidated damages charge of 30% of the outstanding principal balance of this Note at that time, will be assessed and will become immediately due and payable to the  Holder , either in the form of cash payment, an addition to the balance of the Note, or a combination of both forms of payment, as determined by the Holder.

4.13 Terms of Future Financings. So long as this Note is outstanding, upon any issuance by the Borrower or any of its subsidiaries  of any security with any term more favorable to the holder of such security or with a term in favor of the holder of  such security that was not similarly provided to the Holder in this Note, then the Borrower shall notify the Holder of such additional or more favorable term and such term, at Holder's option, shall become a part of the transaction  documents with the Holder.  The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion look back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant cove rage.

4.14 Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Borrower covenants (to  the extent  that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrower from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force,  or  which  may affect the covenants or the performance of this Note, and the Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law , and covenants that it will not, by resort to any such law , hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

[Signature page to follow}

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorize officer this April 17, 2018.

X Rail Entertainment, Inc.

/s/ Michael Barron

Michael Barron

Chief Executive Officer

EXHIBIT A -- NOTICE OF CONVERSION

The undersigned hereby elects to convert $_ __ _ _ __ _,- rincipal amount of the Note (defined below) into that number of shares of Common Stock to be iss ued pursuant  to  the  conversion of the Note ("Common Stock") as set forth below, of X RAIL ENTERTAINMENT , INC., a Nevada corporation (the "Borrower") according to the condit ions of the promissory note of the Borrower dated as of April 17, 2018 (the " Note"), as of the date written below. No fee will be c harged to the Holder for any convers ion, except for transfe  taxes, if any.

Box Checked as to applicable instructions:

[ ] The Borrower shall electronically transmit the  Common  Stock  issuable  pursuant  to  this Notice of Conversion to the account of the undersigned or its nominee with OTC through its Deposit Withdrawal Agent Comm ission system ("OWACTransfer").

Name of OTC Prime Broker:
Acco unt Number:

[  ]  The  undersigned  hereby  requests  that the  Borrower  issue a  certificate or  certificates  for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached  hereto) in the name(s) spec ified  immediately  below or,  if ad ditional space is necessary, on an attachment hereto:

L2 CAPITAL, LLC
8900 State Line Rd., Suite 4I0
Leawood, KS 66206
e-maiI: investments@ltwocapita l.com

Date of Conversion:

Applicable Conversion Price: $_ _ _ _ _ _
Number of Shares of Common Stock to be Issued
Pursuant to Conversion of the Notes:
Amount of Principal Balance Due remaining Under the Note after this conversion:

L2 CAPITAL , LLC

By:__ _ _ __ _ _ _ _ _ _ _

Name:_ __ _ __ _  _ _ _ _

Title:_ _ __ _ _ _ _ __ _ _
Date: _ _ __ _ _ _ _ __ _ _